UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016 (February 10, 2016)

STEWART INFORMATION SERVICES CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction or incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

1980 Post Oak Blvd., Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 10, 2016, Stewart Information Services Corporation (the “Company”) entered into a first amendment (the “First Amendment”) to the Company’s Credit Agreement, dated as of October 21, 2014, by and among the Company, the guarantors named therein, the lenders from time to time party thereto, and Compass Bank, as administrative agent (the “Credit Agreement”). The First Amendment amends the Credit Agreement, effective as of December 31, 2015, to, among other things, (i) establish an exception to the limitation on restricted payments under the Credit Agreement for the cash payment of $12 million to the holders of the Company’s Class B common stock in respect of the previously announced exchange of the Company’s Class B common stock into the Company’s common stock, (ii) establish an exception to the limitation on restricted payments under the Credit Agreement in respect of the Company’s previously announced new share repurchase program of up to $50 million, (iii) increase the general permitted restricted payments (dividends) basket in Section 6.07 of the Credit Agreement from $25 million to $35 million annually, (iv) provide for an exclusion from the calculation of EBITDA (as defined in the Credit Agreement) of the $35.9 million impairment charge recorded in the quarter ended September 30, 2015, and (v) increase the amount of capital expenditures permitted in any calendar year from $20 million to $25 million.

The description of the First Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is filed herewith as Exhibit 10.1, which is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.03 of this Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated effective as of December 31, 2015, among the Company, the guarantors named therein, Compass Bank, as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2016	STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ J. Allen Berryman
	Name:	J. Allen Berryman
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated effective as of December 31, 2015, among the Company, the guarantors named therein, Compass Bank, as administrative agent, and the lenders party thereto.